PROSPECTUS SUPPLEMENT                         This Prospectus Supplement, filed
FOR THE PERIOD ENDING                         pursuant to Rule 424(b)(3),
JUNE 30, 2000 TO                              relates to Registration Statement
PROSPECTUS DATED                              33-71504-01 and the Prospectus
NOVEMBER 16, 1993                             dated November 16, 1993

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 17, 2000

                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                       0-23108                    Not Applicable
--------------                  -----------                -------------------
(State of                       (Commission                (IRS Employer
organization)                   File Number)               Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                       19720
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7434

                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)

                                 Page 1 of 215
                         Index to Exhibits is on page 9

Item 5.  Other Events
         ------------

A)     Series 1993-3:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1993-3, which is attached as
Exhibit 20(a) hereto.

B)     Series 1994-2:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1994-2, which is attached as
Exhibit 20(b) hereto.

C)     Series 1994-A:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1994-A, which is attached as
Exhibit 20(c) hereto.

D)     Series 1995-1:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1995-1, which is attached as
Exhibit 20(d) hereto.

E)     Series 1995-2:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1995-2, which is attached as
Exhibit 20(e) hereto.

F)     Series 1995-3:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1995-3, which is attached as
Exhibit 20(f) hereto.

G)     Series 1996-1:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1996-1, which is attached as
Exhibit 20(g) hereto.

H)     Series 1996-2:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1996-2, which is attached as
Exhibit 20(h) hereto.

I)     Series 1996-3:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1996-3, which is attached as
Exhibit 20(i) hereto.

J)     Series 1996-4:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1996-4, which is attached as
Exhibit 20(j) hereto.

K)     Series 1997-1:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1997-1, which is attached as
Exhibit 20(k) hereto.

L)     Series 1997-2:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1997-2, which is attached as
Exhibit 20(l) hereto.

M)     Series 1997-3:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1997-3, which is attached as
Exhibit 20(m) hereto.

N)     Series 1997-4:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1997-4, which is attached as
Exhibit 20(n) hereto.

O)     Series 1998-1:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1998-1, which is attached as
Exhibit 20(o) hereto.

P)     Series 1998-2:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1998-2, which is attached as
Exhibit 20(p) hereto.

Q)     Series 1998-3:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1998-3, which is attached as
Exhibit 20(q) hereto.

R)     Series 1998-4:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1998-4, which is attached as
Exhibit 20(r) hereto.

S)     Series 1998-6:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1998-6, which is attached as
Exhibit 20(s) hereto.

T)     Series 1998-7:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1998-7, which is attached as
Exhibit 20(t) hereto.

U)     Series 1999-1:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1999-1, which is attached as
Exhibit 20(u) hereto.

V)     Series 1999-2:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1999-2, which is attached as
Exhibit 20(v) hereto.

W)     Series 1999-3:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1999-3, which is attached as
Exhibit 20(w) hereto.

X)     Series 1999-4:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1999-4, which is attached as
Exhibit 20(x) hereto.

Y)     Series 1999-5:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1999-5, which is attached as
Exhibit 20(y) hereto.

Z)     Series 1999-6:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 1999-6, which is attached as
Exhibit 20(z) hereto.

AA)    Series 2000-1:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-1, which is attached as
Exhibit 20(aa) hereto.

AB)    Series 2000-2:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-2, which is attached as
Exhibit 20(ab) hereto.

AC)    Series 2000-3:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-3, which is attached as
Exhibit 20(ac) hereto.

AD)    Series 2000-4:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-4, which is attached as
Exhibit 20(ad) hereto.

AE)    Series 2000-A:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-A, which is attached as
Exhibit 20(ae) hereto.

AF)    Series 2000-5:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-5, which is attached as
Exhibit 20(af) hereto.

AG)    Series 2000-6:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-6, which is attached as
Exhibit 20(ag) hereto.

AH)    Series 2000-7:
       --------------
On July 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for June 2000 with respect to Series 2000-7, which is attached as
Exhibit 20(ah) hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
c)   Exhibits

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1994-A.

20(d)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1995-1.

20(e)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1995-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1995-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1996-1.

20(h)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1996-2.

20(i)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1996-3.

20(j)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1996-4.

20(k)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1997-1.

20(l)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1997-2.

20(m)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1997-3.

20(n)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1997-4.

20(o)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1998-1.

20(p)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1998-2.

20(q)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1998-3.

20(r)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1998-4.

20(s)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1998-6.

20(t)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1998-7.

20(u)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1999-1.

20(v)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1999-2.

20(w)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1999-3.

20(x)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1999-4.

20(y)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1999-5.

20(z)                      Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 1999-6.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-1.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-2.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-3.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-4.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-A.

20(af)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-5.

20(ag)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-6.

20(ah)                     Monthly Certificateholders' Statement, related to the month ending
                           June 30, 2000, for Series 2000-7.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                          By: GREENWOOD TRUST COMPANY
                              as originator of the Trust

                          By: Michael F. Rickert
                              --------------------------------------
                              Michael F. Rickert
                              Assistant Vice President and Assistant
                              Treasurer

Date:  July 17, 2000

                                 EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------
20(a)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1993-3.

20(b)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1994-2.

20(c)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1994-A.

20(d)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1995-1.

20(e)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1995-2.

20(f)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1995-3.

20(g)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1996-1.

20(h)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1996-2.

20(i)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1996-3.

20(j)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1996-4.

20(k)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1997-1.

20(l)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1997-2.

20(m)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1997-3.

20(n)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1997-4.

20(o)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1998-1.

20(p)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1998-2.

20(q)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1998-3.

20(r)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1998-4.

20(s)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1998-6.

20(t)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1998-7.

20(u)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1999-1.

20(v)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1999-2.

20(w)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1999-3.

20(x)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1999-4.

20(y)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1999-5.

20(z)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 1999-6.

20(aa)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-1.

20(ab)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-2.

20(ac)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-3.

20(ad)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-4.

20(ae)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-A.

20(af)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-5.

20(ag)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-6.

20(ah)                          Monthly Certificateholders' Statement, related to the month ending June 30, 2000, for Series 2000-7.